TERMINATION AGREEMENT OF LOAN AGREEMENT

This Termination agreement of Loan Agreement (the “Agreement”) is entered into in Baoding as of February 10, 2010 by the following parties.

Party A: Baoding Shengde Paper Co., Ltd

Registration Address: Nanwaihuan Road, Xushui County, Hebei Province, China

Party B: Liu Zhenyong

ID:13062519630822311X

Address:Liuzhuang, Cuizhuang Town, Xushui County, Hebei Province

Party C: Zhao Shuangxi

ID:13242319640606005X

Address:Hujiaying, Liucun Town, Xushui County, Hebei Province

Party D: Liu Xiaodong

ID:132423197408117114

Address:#113, No 268, Chaoyang South Avenue, Xinshi District, Baoding City, Hebei Province

Party A, B, C and D are referred to as “each party” and “parties” collectively.

The Parties have entered into Loan Agreement on the June 24th, 2009. The parties hereby agree to terminate the Loan Agreement and none of the parties shall be held liable to the other parties.

[No text below]

[Signature Page]

Party A: Baoding Shengde Paper Co., Ltd

(seal)

Signature: /s/Liu Zhenyong

Name: Liu Zhenyong

Legal Representative/Authorized Representative

Party B: Liu Zhenyong

Signature: /s/Liu Zhenyong

Party C: Zhao Shuangxi

Signature: /s/Zhao Shuangxi

Party D: Liu Xiaodong

Signature: /s/Liu Xiaodong